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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Beacon Capital Partners, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

              Maryland                                   04-3403281
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


                One Federal Street, 26th Floor, Boston, MA 02110
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               (Address of Principal Executive Offices) (Zip Code)


       If this form relates to the              If this form relates to the
       registration of a class of               registration of a class of
       debt securities and is                   debt securities and is to
       effective upon filing pursuant           become effective
       to General Instruction                   simultaneously with the
       A(c)(1), please check the                effectiveness of a concurrent
       following box. / /                       registration statement under
                                                the Securities Act of 1933
                                                pursuant to General
                                                Instruction A(c)(2), please
                                                check the following box. / /


Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                      Name of Each Exchange on Which
         to be so Registered                      Each Class is to be Registered

         Not applicable                           Not applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
                                (Title of class)





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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.           Description of Registrant's Securities to be Registered

                           A description of the Common Stock of the Registrant is set forth in the information provided under "Description of Securities" in the Registrant's Registration Statement on Form S-11, filed under the Securities Act of 1933 with the Securities and Exchange Commission on June 16, 1998, File No. 333-56937, as amended (the "Registration Statement"), which information is incorporated herein by reference.

Item 2.           Exhibits

                           (1) Specimen of the Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement).

                           (2)(a) Articles of Incorporation of Registrant, as amended to date (incorporated by reference to Exhibit 3.1 and Exhibit 3.2 to the Registration Statement).

                               (b)  Form of Amended and Restated By-laws of
                                    Registrant (incorporated by reference to
                                    Exhibit 3.3 to the Registration Statement).





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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          Beacon Capital Partners, Inc.
                                                        (Registrant)



                                          By: /s/ Lionel P. Fortin
                                              ---------------------------------
                                          Lionel P. Fortin
                                          President and Chief Operating Officer

Dated:     September 22, 1998





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